UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2011 (July 25, 2011)
Brooks Automation, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 262-2400
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On July 25, 2011, Brooks Automation, Inc. (the “Company” or “Brooks”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Nexus Biosystems, Inc., a Delaware corporation (“Nexus”), Spurs Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Brooks (“Transitory Subsidiary”) and Telegraph Hill Partners Management Company LLC, solely in its capacity as representative to certain equity holders of Nexus. Pursuant to the terms of the Merger Agreement, Transitory Subsidiary merged with and into Nexus and Nexus became a wholly-owned subsidiary of Brooks (the “Merger”). The Merger was consummated on July 25, 2011. Nexus is a provider of automated sample management solutions for pharmaceuticals, biotech, biorepository, agrichemical, forensic and research institutions worldwide.
The Company paid, in cash, an aggregate merger consideration of $79,000,000 plus an amount equal to the unrestricted cash of Nexus and its subsidiaries at the closing in the amount of $6,755,319.40. The liabilities of Nexus at the time of the closing included a $6,000,000 obligation payable to former owners of a business acquired by Nexus in 2010, which was paid by the Company on Nexus' behalf at the time of closing.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Merger Agreement. A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events.
On July 25, 2011, Brooks issued a press release announcing entry into the Merger Agreement and consummation of the Merger, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The Company’s unaudited pro forma condensed consolidated financial statements and the required financial statements of Nexus will be filed by amendment to this Current Report on Form 8-K on or prior to October 10, 2011.
(d) See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.
Date: July 27, 2011	/s/ Jason W. Joseph
Jason W. Joseph
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated July 25, 2011, by and among Brooks Automation, Inc., Nexus Biosystems, Inc., Spurs Acquisition, Inc. and Telegraph Hill Partners Management Company LLC

99.1	Press Release dated July 25, 2011, issued by Brooks Automation, Inc.